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                                STATE OF NEVADA
                       DEPARTMENT OF BUSINESS & INDUSTRY
                             DIVISION OF INSURANCE

                 WORKER'S COMPENSATION, SELF-INSURANCE SECTION

                        NEVADA INDUSTRIAL INSURANCE ACT
                                    AND THE
                           OCCUPATIONAL DISEASES ACT

                 CHAPTERS 616A, 616B, 616C, 616D AND 617 OF NRS
                           SELF-INSURER'S SURETY BOND



Bond Number WBM70159                                                  $56,250.00

     KNOW ALL PERSONS BY THESE PRESENTS, that Western Bonding Company a company admitted to transact surety business in the State of Nevada, hereinafter referred to as "Surety", shall act as surety for Fitzgerald's Gaming Corporation, hereinafter "Employer", an employer certified by the Division of Insurance to act as a self-insured employer pursuant to Chapters 616A, 616B, 616C and 616D of NRS.

     Surety, its successors and assigns, shall become obligated under this bond if Employer does not pay or cause to be paid to its employees the compensation and medical expenses due or that may become due to employees and their dependents resulting from accidents, injuries or occupational diseases arising under the provisions of Chapters 616A, 616B, 616C, 616D and 617 of NRS occurring from the date of the execution of this bond to the date of its termination as required by NRS 616B.306 and by Chapters 616A, 616B, 616C, 616D and 617 of NRS.

     Upon such event, the Commissioner of Insurance of the State of Nevada, hereinafter "Commissioner", may commence immediate and direct action on the bond, on behalf of said employees, to insure timely payment of said compensation to such employees. No defense against the action of the Commissioner may or shall be interposed by the Surety.

     Surety bond, executed by Western Bonding Company as surety shall be in the amount of $2,500,000.00, payable in currency of the United States.

     Surety shall have the right to terminate this bond at any time by giving Employer and Commissioner notice thereof pursuant to subsection 2 of NRS 616B.306. Surety shall give Commissioner 90 days notice of its intent to terminate, pursuant to NRS 616B.306, however, such termination does not limit Surety's obligation under this bond for compensation due and medical expenses which may become due to employees and their dependents of Employer resulting from accidents, injuries or occupational diseases which occurred during the time dating from the date of execution of this bond to the date of its termination.

     Signed, Sealed and Delivered this 19th day of October, 2000.

     THIS BOND SHALL BE EFFECTIVE AS OF October 19, 2000.



Seal                                    Seal
Bonding Agent                           Employer Fitzgerald's Gaming Corporation
                                                 -------------------------------

                                        By   /s/ MICHAEL E. McPHERSON
                                          --------------------------------------
                                                 Western Bonding Company
                                          --------------------------------------

                                        By   /s/ RICHARD N. COLLINGS
                                          --------------------------------------
                                                 Richard N. Collings
                                                  Attorney-in-fact
                                          --------------------------------------


Countersigned by /s/  R. SCOTT ROTTMAN
                 -------------------------
                 NEVADA RESIDENT AGENT